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                                                                EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our report dated February 13, 1998, in this Registration Statement (Form N-1A 33-1312) of HSBC Funds Trust.

                                            /s/ Ernst & Young LLP
                                            Ernst & Young LLP

New York, New York
April 28, 1998